EXHIBIT 99.3

SINGLEPOINT INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2022 AND

FOR THE YEAR ENDED DECEMBER 31, 2021

The following unaudited pro forma condensed combined financial statements give effect to the Securities Purchase Agreement as finalized on April 21, 2022, whereby SinglePoint Inc. (the “Company”), purchased an aggregate of 80.1% of the outstanding membership interests (the “Acquisition”) of The Boston Solar Company LLC (“Boston Solar”). Boston Solar provides services to the solar energy markets in the state of Massachusetts.

The unaudited pro forma condensed combined balance sheet as of March 31, 2022 is presented herein as if the Acquisition occurred on March 31, 2022. The unaudited condensed combined statements of operations for the three months ended March 31, 2022 and the year ended December 31, 2021 are presented herein as if the Acquisition had occurred at the beginning of such periods and include certain adjustments that are directly attributable to the Acquisition which are expected to have a continuing impact on the Company, and are factually supportable, as summarized in the accompanying notes and assumptions.

The pro forma condensed combined financial statements presented herein are unaudited and have been prepared for illustrative purposes only and are not intended to represent or be indicative of the Company’s financial position or results of operations in future periods or the results that actually would have been realized had the Acquisition been completed as of the dates presented. The unaudited pro forma condensed combined financial statements, including the notes and assumptions thereto, are qualified in their entirety by reference, and should be read in conjunction with:

●

The audited financial statements of the Company for the year ended December 31, 2021 and the related notes thereto, included in its Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022 and the subsequent unaudited financial statements for the three months ended March 31, 2022 and the related notes thereto, on Form 10-Q filed with the SEC on May 16, 2022.

●

The audited financial statements of Boston Solar for the year ended December 31, 2021 and the related notes thereto and the subsequent unaudited financial statements for the three months ended March 31, 2022 and the related notes thereto as filed herewith as Exhibit 99.2 to this Form 8-K/Amendment No. 1.

SINGLEPOINT INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of March 31, 2022
				Pro Forma
	Historical			Adjustments	Pro Forma
	Singlepoint Inc.	Boston Solar	Adjustment	(Note 5)	Combined

ASSETS
CURRENT ASSETS:
Cash	$120,086	$690,667	A	$1,506,015	$2,316,768
Accounts receivable, net	49,672	2,229,089		-	2,278,761
Prepaid expenses and other current assets	30,074	460,459		-	490,533
Inventory, net	59,106	811,699		-	870,805
Note receivable from related party	63,456	-		-	63,456
Current portion of deferred compensation, net of discount	60,373	-		-	60,373

Total Current Assets	382,767	4,191,914		1,506,015	6,080,696

NON-CURRENT ASSETS:
Property, net	38,910	124,125		-	163,035
Intangible assets, net	30,855	-		-	30,855
Goodwill	1,702,119	-	G	8,258,843	9,960,962
Other assets	-	26,419		-	26,419
Deferred compensation, net of current portion	45,280	-		-	45,280

Total Assets	$2,199,931	$4,342,458		$9,764,858	$16,307,247

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

LIABILITIES
CURRENT LIABILITIES:
Accounts payable, including related party	$284,870	$2,595,598		$-	$2,880,468
Accrued expenses, including accrued officer salaries	954,968	1,010,966		-	1,965,934
Unearned revenue and customer deposits	24,023	3,478,553			3,502,576
Senior convertible notes payable, net of original issue discount	-	-	H	3,777,500	3,777,500
Convertible promissory note payable, net of original issue discount	-	-	E	976,016	976,016
Installment note payable, net of debt discount - current portion	10,500	-	C	323,404	333,904
Notes payable, net of debt discount - current portion	1,282,290	192,023	B	(192,023)	1,782,290
			D	500,000
Capital lease obligations, current portion	-	4,932		-	4,932
Operating lease obligations, current portion	42,164	-		-	42,164
Advances from related party and other	532,689	-		-	532,689

Total Current Liabilities	3,131,504	7,282,072		5,384,897	15,798,473

LONG-TERM LIABILITIES:
Advances from related party, net of current portion	554,280	-		-	554,280
Installment note payable, net of debt discount - net of current portion	-	-	C	1,617,019	1,617,019
Notes payable, net of debt discount - net of current portion	511,379	798,911	B	(737,236)	1,073,054
			D	500,000
Lease payable	-	7,016		-	7,016

Total Liabilities	4,197,163	8,087,999		6,764,680	19,049,842

STOCKHOLDERS' EQUITY (DEFICIT)

Class A convertible preferred stock	5,624	-		-	5,624

Common stock	6,977	-		-	6,977

Additional paid-in capital	86,591,573	475,003	I	(475,003)	86,591,573
Accumulated deficit	(87,581,365)	(4,220,544)	I	4,220,544	(87,581,365)
Total Singlepoint, Inc. stockholders' equity (deficit)	(977,191)	(3,745,541)		3,745,541	(977,191)
Non-controlling interest	(1,020,041)	-	F	(745,363)	(1,765,404)
Total Stockholders' Equity (Deficit)	(1,997,232)	(3,745,541)		3,000,178	(2,742,595)

Total Liabilities and Stockholders' Equity (Deficit)	$2,199,931	$4,342,458		$9,764,858	$16,307,247

See accompanying notes to unaudited pro forma condensed combined financial statements

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SINGLEPOINT INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

				Pro Forma
	Historical			Adjustments	Pro Forma
	Singlepoint Inc.	Boston Solar	Adjustment	(Note 5)	Combined

REVENUE	$808,902	$17,691,635		$-	$18,500,537

Cost of Revenue	736,746	12,554,681		-	13,291,427

Gross profit	72,156	5,136,954		-	5,209,110

Selling, general and administrative expense ("SG&A")	5,687,490	6,504,427		-	12,191,917

INCOME (LOSS) FROM OPERATIONS	(5,615,334)	(1,367,473)		-	(6,982,807)

OTHER INCOME (EXPENSE):
Interest expense	(152,678)	(122,940)	K	(199,805)	(475,423)
Amortization of debt discounts	(16,772)	(2,316)	J	(1,104,852)	(1,123,940)
Gain on settlement of debt	513,909	904,797		-	1,418,706
Warrant expense	(416,445)	-		-	(416,445)
Other income	-	203,457		-	203,457
Loss on change in fair value of derivative liability and equity securities	(76,627)	-		-	(76,627)

Other income (expense), net	(148,613)	982,998		(1,304,657)	(470,272)

INCOME (LOSS) BEFORE INCOME TAXES	(5,763,947)	(384,475)		(1,304,657)	(7,453,079)

Income taxes	-	-		-	-

NET INCOME (LOSS)	(5,763,947)	(384,475)		(1,304,657)	(7,453,079)

Loss (Income) attributable to non-controlling interests	390,932	-	L	336,137	727,069

NET INCOME (LOSS) ATTRIBUTABLE TO SINGLEPOINT INC. STOCKHOLDERS	$(5,373,015)	$(384,475)		$(968,519)	$(6,726,009)

Net income (loss) per share - basic	$(0.12)		M		$(0.15)

Weighted average number of common shares outstanding - basic	43,847,537		M		43,847,537

See accompanying notes to unaudited pro forma condensed combined financial statements

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SINGLEPOINT INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2022

				Pro Forma
	Historical			Adjustments	Pro Forma
	Singlepoint Inc.	Boston Solar	Adjustment	(Note 5)	Combined

REVENUE	$1,551,542	$4,799,780		$-	$6,351,322

Cost of Revenue	1,369,516	3,595,887		-	4,965,403

Gross profit	182,026	1,203,893		-	1,385,919

Selling, general and administrative expense ("SG&A")	1,619,462	1,732,214		-	3,351,676

INCOME (LOSS) FROM OPERATIONS	(1,437,436)	(528,321)		-	(1,965,757)

OTHER INCOME (EXPENSE):
Interest expense	(54,178)	(14,173)	K	(52,274)	(120,625)
Other income	-	44,187		-	44,187
Amortization of debt discounts	(6,159)	-	J	(368,284)	(374,443)

Other income (expense), net	(60,337)	30,014		(420,558)	(450,881)

INCOME (LOSS) BEFORE INCOME TAXES	(1,497,773)	(498,307)		(420,558)	(2,416,638)

Income taxes	-	-		-	-

NET INCOME (LOSS)	(1,497,773)	(498,307)		(420,558)	(2,416,638)

Loss (Income) attributable to non-controlling interests	75,310	-	L	182,854	258,164

NET INCOME (LOSS) ATTRIBUTABLE TO SINGLEPOINT INC. STOCKHOLDERS	$(1,422,463)	$(498,307)		$(237,704)	$(2,158,474)

Net income (loss) per share - basic	$(0.02)		M		$(0.03)

Weighted average number of common shares outstanding - basic	66,578,194		M		66,578,194

See accompanying notes to unaudited pro forma condensed combined financial statements

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SINGLEPOINT INC. AND SUBSIDIARIES

NOTES AND ASSUMPTIONS TO THE UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheet as of March 31, 2022, and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2022 and for the year ended December 31, 2021 are based on the historical financial statements of SinglePoint Inc., a Nevada corporation (the “Company”) and Boston Solar Company LLC, a Delaware Limited Liability Company (“Boston Solar”) after giving effect to the Company’s acquisition of Boston Solar (the “Acquisition”) and the assumptions and adjustments described in the notes herein. No pro forma adjustments were required to conform the accounting policies of Boston Solar to the Company’s accounting policies.

The unaudited pro forma condensed combined balance sheet as of March 31, 2022 is presented as if the Acquisition occurred on March 31, 2022. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2022 is presented as if the Acquisition had taken place on January 1, 2022. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 is presented as if the Acquisition had taken place on January 1, 2021.

The preliminary allocation of the purchase price used in the unaudited pro forma condensed combined financial statements is based upon preliminary estimates. Our estimates and assumptions are subject to change during the measurement period (up to one year from the acquisition date) as the Company finalizes the valuations assigned to the assets acquired and liabilities assumed in connection with the Acquisition. The Company is using the assistance of a third-party valuation firm to finalize the fair values of certain assets acquired and liabilities assumed. The primary areas of the purchase price allocation which are not yet finalized relate to identifiable intangible assets and goodwill.

The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the results of operations or financial position of the Company that would have been reported had the Acquisition been completed as of the dates presented and should not be taken as representative of the future results of operations or financial position of the Company. The unaudited pro forma financial statements, including the notes thereto, do not reflect any potential operating efficiencies and cost savings that the Company may achieve with respect to the combined companies.

The unaudited pro forma condensed combined financial statements and notes thereto should be read in conjunction with the historical financial statements of the Company included in the annual report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022 and the subsequent quarterly report on Form 10-Q for the three months ended March 31, 2022 filed with the SEC on May 16, 2022, and in conjunction with the historical financial statements of Boston Solar included in Exhibit 99.2 of this Form 8-K/ Amendment No. 1.

NOTE 2 - ACQUISITION OF BOSTON SOLAR

On April 21, 2022, the Company closed the previously announced transaction whereby the Company purchased an aggregate of 80.1% of the outstanding membership interests (the “Purchased Interests”) of The Boston Solar Company LLC (“Boston Solar”). The aggregate purchase price for the Purchased Interests was $6,453,608, excluding closing adjustments for working capital, debt reduction, and other holdbacks, payable as follows: approximately $2,537,169 paid in cash at closing, issuance of a 36-month seller note of $1,940,423 payable in shares of the Company’s Restricted Common Stock based on the volume weighted average closing share price of the Company’s Common Stock over the 60 trading days prior to the Closing for an aggregate of 2,005,134 shares of Company’s restricted Common Stock, issuance of a promissory note in the principal amount of $1,000,000 and issuance of a convertible promissory note in the amount of $976,016 payable in cash or in shares of the Company’s Common Stock at the holder’s option equal to 80% of the quotient obtained by dividing (a) the amount of principal on the note by (b) the greater of (i) the price of the Company’s shares of Common Stock on the day prior to closing of the conversion or (ii) the calculated share price based on the thirty-day volume weighted average closing share price as of the day prior to closing of the conversion.

The Company’s acquisition of Boston Solar was accounted for as a business combination. The total $6,453,608 value of consideration issued for the Purchased Interests on the Closing Date consisted of the following and was allocated as follows:

The purchase price consisted of the following:
Cash	$2,537,169
Seller Installment Note – payable in common stock	1,940,423
Seller Promissory Note	1,000,000
Convertible Seller Promissory Note	976,016
Total purchase price	$6,453,608

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SINGLEPOINT INC. AND SUBSIDIARIES

NOTES AND ASSUMPTIONS TO THE UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 2 - ACQUISITION OF BOSTON SOLAR (continued)

The purchase price consideration has been allocated to the assets acquired and liabilities assumed, based on their respective fair values at the acquisition date. The purchase price allocation is preliminary and subject to revision as more information becomes available but will not be revised beyond twelve months of the acquisition date.

Goodwill	$8,495,551
Current assets	4,498,381
Non-current assets	210,459
Minority Interest	694,897
Current liabilities	(7,372,057)
Other non-current liabilities	(73,623)
Total preliminary purchase price allocation	$6,453,608

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The unaudited pro forma condensed combined financial statements have been compiled in a manner consistent with the accounting policies adopted by the Company. The accounting policies of Boston Solar were not deemed to be materially different to those adopted by the Company.

NOTE 4 – ACQUISITION-RELATED COSTS

In conjunction with the acquisition, the Company incurred acquisition-related charges, related primarily to investment banking, legal, accounting and other professional services.  These costs were expensed as incurred.

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NOTE 5 – PROFORMA ADJUSTMENTS

The unaudited pro forma condensed combined financial statements are based upon the historical financial statements of the Company and Boston Solar and certain adjustments which the Company believes are reasonable to give effect to the Acquisition. These adjustments are based upon currently available information and certain assumptions, and therefore the actual impacts will likely differ from the pro forma adjustments. The Company believes that the assumptions utilized in preparing the unaudited pro forma condensed combined financial statements provide a reasonable basis for presenting the pro forma effects of the Acquisition.

Balance Sheet as of March 31, 2022

The adjustments made in preparing the unaudited pro forma condensed combined balance sheet as of March 31, 2022 are as follows:

A.	To record the net cash proceeds to the Company

a.	Net proceeds from issuance of the Company’s Senior Secured Convertible Notes	$4,150,000
b.	Payment to selling Membership Interest holders	$(1,341,579)
c.	Payment of outstanding Boston Solar debt	$(929,906)
d.	Payment of Agent Commissions and professional fees for Senior Secured Convertible Notes	$(372,500)

	Net cash proceeds to the Company	$1,506,015

B.	Eliminate existing Boston Solar debt:

a.	Notes payable - current	$(192,023)
b.	Notes payable – long-term	$(737,236)

	Total Boston Solar debt eliminated	$(929,259)

C.	Record issuance of 36-month installment note payable in Common Stock of the Company in equal quarterly installments beginning six months after the Acquisition closing date:

a. Installment note – current	$323,404
b. Installment note – long-term	$1,617,019

Total installment note payable	$1,940,423

D.	Record issuance of promissory note:

a.	Promissory note - current	$500,000
b.	Promissory note - long-term	$500,000

	Total promissory note	$1,000,000

E.	Record issuance of convertible promissory note.

F.	Establish 19.9% Minority Interest in Boston Solar.

G.	Record the preliminary value of goodwill associated with the Acquisition

H.	Record Senior Secured Convertible Notes used to fund the Acquisition, net of 15% original issue discount of $732,353 and all issuance fees.

I.	Eliminate historical Boston Solar Stockholders’ Deficit.

Statements of Operations

The adjustments made in preparing the unaudited condensed combined statements of operations for the three months ended March 31, 2022 and the year ended December 31, 2021 are as follows:

J.	To record amortization of Original Issue Discount and issuance fees on convertible debt.

K.	Record interest at 12.5% on convertible promissory note and 9% on promissory note.

L.	Record 19.9% minority interest share of operating results.

M.

Pro forma basic and diluted loss per common share information presented in the accompanying unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2022 and for the year ended December 31, 2021 is based on the weighted average number of common shares which would have been outstanding during the periods had the Acquisition occurred as of January 1, 2022 and January 1, 2021, respectively.

The unaudited pro forma condensed combined financial statements do not include any adjustment of non-recurring costs incurred or to be incurred after April 21, 2022 to consummate the Acquisition, except as noted above.  Acquisition costs include legal fees and accounting and auditing fees. Such costs were expensed as incurred.

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